UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2008
U.S. GLOBAL INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370

(State of other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas	78229

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 7, 2008, U.S. Global Investors, Inc. issued a press release reporting earnings and other financial results for the quarterly period ended September 30, 2008. A copy of the press release is attached and being furnished as Exhibit 99.1.
Item 8.01 Other Events
     On November 6, 2008, effective immediately, U.S. Global Investors, Inc. terminated its relationship with Endeavour Financial Corp. as the subadviser to its equity portfolio. As the investment adviser, U.S. Global Investors, Inc., was paid a monthly advisory fee based on the net asset value of the portfolio and an annual performance fee, if any, based on a percentage of consolidated net income from operations in excess of a predetermined percentage return on equity.
Item 9.01 Financial Statements and Exhibits
     Exhibit 99.1 — Press Release issued by U.S. Global Investors, Inc. dated November 7, 2008, reporting earnings and other financial results for the quarterly period ended September 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc.
By:	/s/ Catherine A. Rademacher
Catherine A. Rademacher
Chief Financial Officer

Dated: November 7, 2008